MULTI-MANAGER FUNDS

PROSPECTUS SUPPLEMENT

NORTHERN FUNDS

MULTI-MANAGER FUNDS

SUPPLEMENT DATED JUNE 24, 2011 TO

PROSPECTUS DATED JULY 31, 2010

On May 20, 2011, the Board of Trustees of the Northern Multi-Manager Funds (the “Board”) approved the appointment of Pzena Investment Management, LLC to sub-advise a portion of the Multi-Manager Emerging Markets Equity Fund, effective June 28, 2011. On May 20, 2011, the Board also approved the appointment of Neuberger Berman Fixed Income LLC to sub-advise a portion of the Multi-Manager High Yield Opportunity Fund, effective July 1, 2011.

1.	The paragraph under the “Management” section on page 5 of the Prospectus is replaced with:

Investment Advisers and Sub-Advisers. The Northern Trust Company of Connecticut and Northern Trust Investments, Inc., each an indirect subsidiary of Northern Trust Corporation, serve jointly as the Investment Advisers of the Multi-Manager Emerging Markets Equity Fund. Axiom International Investors, LLC, PanAgora Asset Management, Inc., Trilogy Global Advisors, LLC and Westwood Global Investments, LLC each serves, and effective June 28, 2011, Pzena Investment Management, LLC will serve, as a sub-adviser of the Fund.

2.	The following is added to the “Portfolio Managers” table on page 5 of the Prospectus:

	Title	Portfolio Manager of Fund since:
Pzena Investment Management, LLC
Caroline Cai, CFA	Principal and Portfolio Manager	June 2011
Allison Fisch	Principal, Portfolio Manager and Senior Research Analyst	June 2011
John P. Goetz	Managing Principal, Co- Chief Investment Officer and Portfolio Manager	June 2011

3.	The paragraph under the “Management” section on page 29 of the Prospectus is replaced with:

Investment Advisers and Sub-Advisers. The Northern Trust Company of Connecticut and Northern Trust Investments, Inc., each an indirect subsidiary of Northern Trust Corporation, serve jointly as the Investment Advisers of the Multi-Manager High Yield Opportunity Fund. Loomis, Sayles & Company, L.P. and Stone Harbor Investment Partners LP each serves, and effective July 1, 2011, Neuberger Berman Fixed Income LLC will serve, as a sub-adviser of the Fund.

4.	The following is added to the “Portfolio Managers” table on page 29 of the Prospectus:

	Title	Portfolio Manager of Fund since:
Neuberger Berman Fixed Income LLC
Ann H. Benjamin	Managing Director and Portfolio Manager	July 2011
Thomas P. O’Reilly	Managing Director and Portfolio Manager	July 2011
Russ Covode	Managing Director and Portfolio Manager	July 2011

5.	The following is added to the “FUND MANAGEMENT — Multi-Manager Emerging Markets Equity Fund” section beginning on page 34 of the Prospectus:

Pzena Investment Management, LLC (“Pzena”). Effective June 28, 2011, Pzena is a manager to a portion of the Fund. Pzena is located at 120 West 45th Street, 20th Floor, New York, New York 10036. Pzena is a registered investment adviser, founded in late 1995 and began managing assets on January 1, 1996. As of March 31, 2011, Pzena managed approximately $16.27 billion in client assets. A team is jointly and primarily responsible for the day-to-day management of the portion of the Fund sub-advised by Pzena. The members of the portfolio management team are Caroline Cai, CFA, Allison Fisch and John P. Goetz. Ms. Cai is a Principal and Portfolio Manager at Pzena, and has worked at Pzena since 2004. Ms. Fisch is a Principal, Portfolio Manager and Senior Research Analyst at Pzena, and has worked at the firm since 2001. Mr. Goetz is a Managing Principal, Co-Chief Investment Officer and Portfolio Manager at Pzena and joined the firm in 1996. Pzena employs a classic value investment philosophy. It seeks to focus exclusively on companies that are underperforming their historically demonstrated earnings power. Pzena focuses on companies that it believes meet all of the following criteria: the current valuation is low compared to the company’s normalized earnings power; current earnings are below historic norms; Pzena judges that the problems with current valuation and

NORTHERN FUNDS PROSPECTUS

MULTI-MANAGER FUNDS

PROSPECTUS SUPPLEMENT

current earnings are temporary; Pzena believes that management has a viable strategy to generate earnings recovery; and Pzena believes that there is meaningful downside protection in case the earnings recovery does not materialize.

6.	The following is added to the “FUND MANAGEMENT – Multi-Manager High Yield Opportunity Fund” section beginning on page 40 of the Prospectus:

Neuberger Berman Fixed Income LLC (“NBFI”). Effective July 1, 2011, NBFI is a manager to a portion of the Fund. NBFI is a registered investment adviser and is an indirect, wholly owned subsidiary of Neuberger Berman Group LLC (together with NBFI and its other investment adviser affiliates, “Neuberger Berman”). Neuberger Berman was founded in 1939. NBFI’s principal office is located at 190 South LaSalle Street, Suite 2400, Chicago, IL 60603. As of March 31, 2011, Neuberger Berman had $199 billion in assets under management. The portfolio managers have general oversight responsibilities with regards to all aspects of NBFI’s high yield business, including research, trading and portfolio management. A team is jointly and primarily responsible for the day-to-day management of the portion of the Fund sub-advised by NBFI. The members of the portfolio management team are Ann H. Benjamin, Thomas P. O’Reilly and Russ Covode. Ms. Benjamin is a Managing Director and Lead Portfolio Manager and joined the predecessor company to NBFI in 1997. She is the Chief Investment Officer for Leveraged Asset Management and co-portfolio manager for high yield portfolios and blended credit strategies. She directs all aspects of the leveraged asset management business including research, trading and portfolio management. She serves on Neuberger Berman’s Partnership Committee and is a member of the NBFI investment team setting overall strategy. Mr. O’Reilly is a Managing Director and joined the predecessor company to NBFI in 1997. He serves as co-portfolio manager for high yield and blended credit portfolios. He also serves on Neuberger Berman’s Investment Risk Committee and is a member of the NBFI investment team setting overall portfolio strategy. Mr. Covode is a Managing Director and Portfolio Manager and joined the predecessor company to NBFI in 2004. He serves as a portfolio manager and analyst for high yield and blended credit portfolios. He sits on the NBFI Credit Committee for high yield bonds and bank loans and is the team leader for the Energy/Utilities Team. NBFI portfolio managers base investment decisions primarily on their own research, while drawing on dedicated research teams whose sole purpose is finding attractive investment opportunities.

NORTHERN FUNDS PROSPECTUS

Please retain this Supplement with your Prospectus for future reference.

STATEMENT OF ADDITIONAL INFORMATION (“SAI”) SUPPLEMENT NORTHERN FUNDS

Supplement dated June 24, 2011 to Statement of Additional Information dated July 31, 2010

On May 20, 2011, the Board of Trustees of the Northern Multi-Manager Funds (the “Board”) approved the appointment of Pzena Investment Management, LLC to sub-advise a portion of the Multi-Manager Emerging Markets Equity Fund (the “Emerging Markets Equity Fund”), effective June 28, 2011. On May 20, 2011, the Board also approved the appointment of Neuberger Berman Fixed Income LLC to sub-advise a portion of the Multi-Manager High Yield Opportunity Fund (the “High Yield Opportunity Fund”), effective July 1, 2011.

1.	The information under the section “INVESTMENT ADVISERS, SUB-ADVISERS, TRANSFER AGENT AND CUSTODIAN – Investment Sub-Advisers” on page 51 of the SAI with respect to the Emerging Markets Equity Fund and the High Yield Opportunity Fund is deleted and replaced with the following:

Fund	Sub-Advisers
Multi-Manager Emerging Markets Equity Fund

Axiom International Investors, LLC (“Axiom”)

PanAgora Asset Management, Inc. (“PanAgora”)

Pzena Investment Management, LLC (“Pzena”)

Trilogy Global Advisors, LLC (“Trilogy”)

Westwood Global Investments, LLC (“Westwood”)

Multi-Manager High Yield Opportunity Fund	Loomis, Sayles & Company, L.P. (“Loomis Sayles”) Neuberger Berman Fixed Income LLC (“NBFI”) Stone Harbor Investment Partners LP (“Stone Harbor”)

2.	The following is added to the ownership and control information under the section entitled “INVESTMENT ADVISERS, SUB-ADVISERS, TRANSFER AGENT AND CUSTODIAN – Investment Sub-Advisers” beginning on page 51 of the SAI:

NBFI

NBFI is a registered investment adviser. NBFI is a direct subsidiary of Neuberger Berman Fixed Income Holdings LLC, and an indirect, wholly owned subsidiary of Neuberger Berman Group LLC (“NBG” and, together with its subsidiaries, “Neuberger Berman”). NBG’s common equity is ultimately owned 52% by a group consisting of portfolio managers, members of the senior management team and other senior professionals of NBG (with no individual owning more than 5% of NBG) and 48% by Lehman Brothers Holdings, Inc., a debtor-in-possession under chapter 11 of the U.S. Bankruptcy Code, and/or its affiliates.

Pzena

Pzena is a registered investment adviser. As of January 1, 2010, Pzena was approximately 65% employee-owned and approximately 20% is owned by certain unaffiliated persons. Pzena’s remaining equity is publicly owned through Pzena’s sole managing member, Pzena Investment Management, Inc., a publicly traded company. Richard Pzena, the founder and Co-Chief Investment Officer, owns a controlling interest in Pzena.

3.	The following information is added to the table that appears in the “PORTFOLIO MANAGERS” section beginning on page 65 of the SAI under “Multi-Manager Emerging Markets Equity Fund”:

Fund	Portfolio Manager
Multi-Manager Emerging Markets Equity Fund	Pzena Caroline Cai, CFA Allison Fisch John P. Goetz

4.	The following information is added to the table that appears in the “PORTFOLIO MANAGERS” section beginning on page 65 the SAI under “Multi-Manager High Yield Opportunity Fund”:

Fund	Portfolio Manager
Multi-Manager High Yield Opportunity Fund	NBFI Ann H. Benjamin Thomas P. O’Reilly Russ Covode

5.	The following information is added under the section entitled “INVESTMENT ADVISERS, SUB-ADVISERS, TRANSFER AGENT AND CUSTODIAN – Accounts Managed by the Portfolio Managers – Multi-Manager Emerging Markets Equity Fund” beginning on page 68 of the SAI:

Pzena

The table below discloses accounts within each type of category listed below for which Caroline Cai, CFA was jointly and primarily responsible for day-to-day portfolio management as of March 31, 2011.

Type of Accounts	Total # of Accounts Managed	Total Assets (in Millions)	# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance (in Millions)
Northern Funds (including Northern Multi-Manager Funds):	0	$0	0	$0
Northern Institutional Funds:	0	$0	0	$0
Other Registered Investment Companies:	4	$870	0	$0
Other Pooled Investment Vehicles:	25	$2,797	2	$320
Other Accounts:	15	$2,060	3	$131

The table below discloses accounts within each type of category listed below for which Allison Fisch was jointly and primarily responsible for day-to-day portfolio management as of March 31, 2011.

Type of Accounts	Total # of Accounts Managed	Total Assets (in Millions)	# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance (in Millions)
Northern Funds (including Northern Multi-Manager Funds):	0	$0	0	$0
Northern Institutional Funds:	0	$0	0	$0
Other Registered Investment Companies:	1	$48	0	$0
Other Pooled Investment Vehicles:	2	$4	0	$0
Other Accounts:	0	$0	0	$0

The table below discloses accounts within each type of category listed below for which John P. Goetz was jointly and primarily responsible for day-to-day portfolio management as of March 31, 2011.

Type of Accounts	Total # of Accounts Managed	Total Assets (in Millions)	# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance (in Millions)
Northern Funds (including Northern Multi-Manager Funds):	0	$0	0	$0
Northern Institutional Funds:	0	$0	0	$0
Other Registered Investment Companies:	11	$3,775	0	$0
Other Pooled Investment Vehicles:	65	$3,863	2	$230
Other Accounts:	165	$7,316	10	$1,294

6.	The following information is added under the section entitled “INVESTMENT ADVISERS, SUB-ADVISERS, TRANSFER AGENT AND CUSTODIAN – Accounts Managed by the Portfolio Managers – Multi-Manager High Yield Opportunity Fund” on page 88 of the SAI:

NBFI

The table below discloses accounts within each type of category listed below for which Ann H. Benjamin was jointly and primarily responsible for day-to-day portfolio management as of March 31, 2011.

Type of Accounts	Total # of Accounts Managed	Total Assets (in Millions)	# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance (in Millions)
Northern Funds (including Northern Multi-Manager Funds):	0	$0	0	$0
Northern Institutional Funds:	0	$0	0	$0
Other Registered Investment Companies:	3	$2,076	0	$0
Other Pooled Investment Vehicles:	2	$5,283	0	$0
Other Accounts:	27	$5,521	1	$152

The table below discloses accounts within each type of category listed below for which Thomas P. O’Reilly was jointly and primarily responsible for day-to-day portfolio management as of March 31, 2011.

Type of Accounts	Total # of Accounts Managed	Total Assets (in Millions)	# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance (in Millions)
Northern Funds (including Northern Multi-Manager Funds):	0	$0	0	$0
Northern Institutional Funds:	0	$0	0	$0
Other Registered Investment Companies:	3	$2,076	0	$0
Other Pooled Investment Vehicles:	2	$5,283	0	$0
Other Accounts:	27	$5,521	1	$152

The table below discloses accounts within each type of category listed below for which Russ Covode was jointly and primarily responsible for day-to-day portfolio management as of March 31, 2011.

Type of Accounts	Total # of Accounts Managed	Total Assets (in Millions)	# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance (in Millions)
Northern Funds (including Northern Multi-Manager Funds):	0	$0	0	$0
Northern Institutional Funds:	0	$0	0	$0
Other Registered Investment Companies:	2	$1,373	0	$0
Other Pooled Investment Vehicles:	2	$5,283	0	$0
Other Accounts:	27	$5,521	1	$152

7.	The following information is added under the section entitled “Material Conflicts of Interest – Multi-Manager Emerging Markets Equity Fund” beginning on page 91 of the SAI:

Pzena

Conflicts of interest may arise in managing a portion of the Multi-Manager Emerging Markets Equity Fund’s portfolio investments, on the one hand, and the portfolios of Pzena’s other clients and/or accounts (together “Accounts”), on the other. Set forth below is a brief description of some of the material conflicts that may arise and Pzena’s policy or procedure for handling them. Although Pzena has designed such procedures to prevent and address conflicts, there is no guarantee that such procedures will detect every situation in which a conflict arises.

The management of multiple Accounts inherently means there may be competing interests for the portfolio management team’s time and attention. Pzena seeks to minimize this by utilizing one investment approach (i.e., “classic” value investing), and by managing all Accounts on a product-specific basis. Thus, all emerging markets value Accounts, institutional accounts or individual accounts are managed using the same investment discipline, strategy and proprietary investment model as the Multi-Manager Emerging Markets Equity Fund.

If the portfolio management team identifies a limited investment opportunity that may be suitable for more than one Account, the Multi-Manager Emerging Markets Equity Fund may not be able to take full advantage of that opportunity. However, Pzena has adopted procedures for allocating portfolio transactions across Accounts so that each Account is treated fairly. First, all orders are allocated among portfolios of the same or similar mandates at the time of trade creation/initial order preparation. Factors affecting allocations include availability of cash, existence of client imposed trading restrictions or prohibitions, and the tax status of the account. Changes are only made to such allocations if there is a partial fill for an order. Depending upon the size of the execution, Pzena may choose to allocate the executed shares through pro rata breakdown or on a random basis.

With respect to securities transactions for the Accounts, Pzena determines which broker to use to execute each order, consistent with its duty to seek best execution. Pzena aggregates like orders where it believes doing so is beneficial to the Accounts. However, with respect to certain Accounts, Pzena may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through particular brokers. In these cases, Pzena may place separate, non-simultaneous, transactions for the Multi-Manager Emerging Markets Equity Fund and another Account which may temporarily affect the market price of the security or the execution of the transaction to the detriment of one or the other.

Pzena does not obligate itself to seek the lowest transaction charge in all cases, except to the extent that it contributes to the overall goal of obtaining the best results for the client. A higher transaction charge on exchange and over-the-counter trades may be considered reasonable in light of the value of the brokerage and research services provided. These services are of the type described in Section 28(e) of the Securities Exchange Act of 1934 (“Section 28(e)”) and are designed to augment Pzena’s internal research and investment-strategy capabilities.

Pzena currently has written soft dollar arrangements with several brokerage firms that execute transactions on behalf of Pzena’s clients (“Soft Dollar Brokers”). When Pzena uses client brokerage commissions (or markups or markdowns) to obtain research or other products or services, Pzena receives a benefit because it does not have to produce or pay for the research, products or services. Pzena seeks to control this process by maintaining a relatively small soft dollar budget, and by limiting the services it pays for using soft dollars to those that fall squarely within the safe harbor of Section 28(e). If research products or services received by Pzena have a mixed use, Pzena will seek to allocate in good faith the cost of such service or product accordingly.

Conflicts of interest may arise when members of the portfolio management team transact personally in securities investments made or to be made for the Multi-Manager Emerging Markets Equity Fund or other Accounts. To address this, Pzena has adopted a written Code of Business Conduct and Ethics designed to prevent and detect personal trading activities that may interfere or conflict with client interests (including the Multi-Manager Emerging Markets Equity Fund shareholders’ interests) or its current investment strategy. The Code of Business Conduct and Ethics generally requires that most transactions in securities by Pzena’s Access Persons and their spouses, whether or not such securities are purchased or sold on behalf of the Accounts, be cleared prior to execution by appropriate approving parties and compliance personnel. Securities transactions for Access Persons’ personal accounts also are subject to reporting requirements, and annual and quarterly certification requirements. “Access Person” is defined to include persons who have access to non-public information about client securities transactions, portfolio recommendations or holdings, and thus covers all of Pzena’s full-time employees except those whose job functions are solely clerical. In addition, no Access Person, including an investment person, shall be permitted to effect a short-term trade (i.e., to purchase and subsequently sell within 60 calendar days, or to sell and subsequently purchase within 60 calendar days) of securities which (i) are issued by a mutual fund which is advised or sub-advised by Pzena, or (ii) are the same (or equivalent) securities purchased or sold by or on behalf of the advisory accounts unless and until the advisory accounts have effected a transaction which is the same as the access person’s contemplated transaction. Finally, orders for proprietary accounts (i.e., accounts of Pzena’s principals, affiliates or employees or their immediate family which are managed by Pzena) are subject to written trade allocation procedures designed to ensure fair treatment of client accounts.

Pzena manages some Accounts under performance-based fee arrangements. Pzena recognizes that this type of incentive compensation creates the risk for potential conflicts of interest. The structure may create inherent pressure to allocate investments having a greater potential for higher returns to those Accounts with higher performance fees. To prevent conflicts of interest associated with managing accounts with different fee structures, Pzena generally requires portfolio decisions to be made on a product-specific basis (i.e., for all emerging markets value Accounts). Pzena also requires pre-allocation of all client orders based on specific fee-neutral criteria set forth above. Additionally, Pzena requires average pricing of all aggregated orders. Finally, Pzena has adopted a policy prohibiting portfolio managers (and all employees) from placing the investment interests of one client or a group of clients with the same investment objectives above the investment interests of any other client or group of clients with the same or similar investment objectives.

8.	The following information is added under the section entitled “Material Conflicts of Interest – Multi-Manager High Yield Opportunity Fund” beginning on page 107 of the SAI:

NBFI

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. NBFI and certain of its portfolio managers including the team responsible for the Multi-Manager High Yield Opportunity Fund manage multiple, but similar, products through different investment vehicles and/or distribution channels (so called “side-by-side” management). For example, a portfolio manager may manage products for some or all of the following client types: institutions, high net worth individuals, wrap program participants and mutual funds. NBFI has adopted policies and procedures designed to address these potential conflicts of interest and to allocate investment opportunities fairly among its clients. While performance among products will inevitably vary among clients and products, NBFI believes that these policies and procedures should be effective in identifying and mitigating favoritism or other potential conflicts of interest which may give rise to such disparate performance. The management of multiple funds and accounts (including proprietary accounts) may give rise to actual or potential conflicts of interest if the funds and accounts have different or similar objective, benchmarks, time horizons or fees, as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Multi-Manager High Yield Opportunity Fund, and which may include transactions that are directly contrary to the positions taken by the Multi-Manager High Yield Opportunity Fund. For example a portfolio manager may engage in short sales of securities for another account that are the same type of securities in which the Multi-Manager High Yield Opportunity Fund also invests. In such a case, the portfolio manager could be seen as harming the performance of the Multi-Manager High Yield Opportunity Fund for the benefit of the account engaging in short sales if the short sales cause the market value of the securities to fall. Additionally, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Multi-Manager High Yield Opportunity Fund may not be able to take full advantage of that opportunity. If one account were to buy or sell portfolio securities shortly before another account bought or sold the same securities, it could affect the price paid or received by the second account. Securities selected for funds or accounts other than the Multi-Manager High Yield Opportunity Fund may outperform the securities selected for the Multi-Manager High Yield Opportunity Fund. Finally, a conflict of interest may arise if NBFI and a portfolio manager have a financial incentive to favor one account over another, such as a performance-based management fee that applies to one account but not the Multi-Manager High Yield Opportunity Fund or other accounts for which the portfolio manager is responsible.

NBFI seeks to obtain best execution for all trades. Accordingly, NBFI’s policy is to use its best efforts to obtain the best price on every trade given all relevant circumstances using an approved broker. There is no single measure of best execution and although price generally is the most important determinant in any trade, many other factors need to be considered before a trade is executed. The following list displays many of the issues a trader might consider prior to executing a trade. A trader’s decision on what broker to use, what price to execute at, what venue to trade on (electronic markets, over-the-counter markets, etc.), and the timing of the trade will ultimately depend on any or several of these issues and, potentially, others not listed:

•	Price;
•	Size of Transaction;
•	Liquidity of Security;
•	Liquidity of Market;
•	Time Limitations (Market vs. Limit Order);
•	Confidentiality of Transaction;
•	Broker’s Ability to Provide/ Source Liquidity;
•	Client Requested Brokerage Requirements;
•	Broker Clearing Capabilities; and
•	Broker research and trade idea generating ability.

Rigorous testing and verification of NBFI’s adherence to these policies and procedures are an integral part of the NBFI compliance program.

The following is a summary of certain key policies and procedures the firm has in place which attempt to avoid or mitigate potential or actual conflicts of interest:

•

All employees must disclose their personal securities accounts to Neuberger Berman upon hire and, in general, must maintain their accounts with the firm or at a firm designated by Neuberger Berman. All securities transactions are reviewed by Neuberger Berman’s Legal and Compliance Department. With limited exceptions, all securities must be held for at least 30 days before they can be sold.

•

The Legal and Compliance Department reviews all trading to ensure that employees do not receive a price which is superior to that which is received by a client. If on any given day an employee receives a better price than a client receives, the price is switched or the employee is disgorged of the difference (minimum exceptions apply).

•	Neuberger Berman’s personnel are not permitted to serve on public for-profit boards.
•	Neuberger Berman generally does not act as principal in its investment advisory transactions.
•	Additional internal reviews by Neuberger Berman’s Legal and Compliance Departments.

9.	The following information is added under the section entitled “Portfolio Manager Compensation Structure – Sub-Advisers – Multi-Manager Emerging Markets Opportunity Fund” on page 109 of the SAI:

Pzena

Portfolio managers and other investment professionals at Pzena are compensated through a combination of fixed base salary, performance bonus and equity ownership, if appropriate, due to superior personal performance. Pzena avoids a compensation model that is driven by individual security performance, as it believes this can lead to short-term thinking which is contrary to the firm’s value investment philosophy. Pzena considers both the quantitative and qualitative factors when determining performance bonuses. The portfolio managers’ bonuses are not specifically dependent upon the performance of the Multi-Manager Emerging Markets Equity Fund relative to the performance of its benchmark. For investment professionals, Pzena examines such things as effort, efficiency, ability to focus on the correct issues, stock modeling ability, and ability to successfully interact with company management. However, Pzena always looks at the person as a whole and the contributions that they have made and are likely to make in the future. The time frame Pzena examines for bonus compensation is annual. Longer-term success is required for equity ownership consideration. Mr. Goetz, Ms. Cai and Ms. Fisch are equity owners of Pzena. Ultimately, equity ownership is the primary tool used by Pzena for attracting and retaining the best people.

10.	The following information is added under the section entitled “Portfolio Manager Compensation Structure – Sub-Advisers – Multi-Manager High Yield Opportunity Fund” beginning on page 120 of the SAI:

NBFI

Neuberger Berman’s compensation philosophy focuses on rewarding performance and incentivizing its employees. Neuberger Berman considers a variety of factors in determining employee compensation, including firm performance, individual performance, overall contribution to the team, collaboration with colleagues across the firm, effective partnering with clients to achieve goals, risk management and overall investment performance. Neuberger Berman’s goal is to create a compensation process that is fair, transparent and competitive with the market.

At NBFI, fixed income Portfolio Managers generally are eligible to receive a base salary and variable bonus compensation, with compensation more heavily weighted on the variable bonus portion. The bonus portion of a fixed income Portfolio Manager’s compensation is typically paid out of a team bonus pool that may include both formulaic and discretionary elements. The formulaic portion of a bonus pool is a revenue-based model that generates a range within which a particular Portfolio Management team would fund bonuses. The determination of any discretionary funding of a pool outside of the range and the allocation of discretionary bonuses to individual participants are based on a variety of criteria, including aggregate investment performance (including the three-year track record), utilization of central resources (including research, sales and operations/support), business building to further the longer term sustainable success of the investment team, effective team/people management, and overall contribution to the success of Neuberger Berman. In some cases, a portion of the revenues attributable to bonus pools may be held back until performance criteria are met. In addition, the formulaic calculation of the team compensation pool may recognize a percentage of the sub-advisory fees for the Multi-Manager High Yield Opportunity Fund.

Incentive Structure

As a firm, Neuberger Berman believes that providing its employees with appropriate incentives, a positive work environment, and an inclusive and collaborative culture is critical to its success in retaining employees. The terms of its long-term retention incentives are as follows:

•

Employee-Owned Equity. An integral part of Neuberger Berman’s management buyout of NBG was the implementation of an equity ownership structure which embodies the importance of incentivizing and retaining key investment professionals. Investment professionals have received a majority of the common equity owned by all employees, and the same proportion of the preferred interests owned by employees. Employee equity and preferred stock is subject to vesting (generally 25% vests each year at the second, third, fourth and fifth anniversary of the date of grant).

•

Contingent Compensation. Neuberger Berman established the Neuberger Berman Group Contingent Compensation Plan (the “CCP”) to serve as a means to further align the interests of Neuberger Berman employees with the success of the firm and the interests of its clients, and to reward continued employment. Under the CCP, a percentage of a participant’s total compensation is contingent and tied to the performance of portfolio of Neuberger Berman investment strategies as specified by the firm on an employee-by-employee basis. By having a participant’s contingent compensation tied to Neuberger Berman investment strategies, each employee is given further incentive to operate as a prudent risk manager and to collaborate with colleagues to maximize performance across all business areas. In the case of Portfolio Managers, the CCP is currently structured so that such employees have exposure to the investment strategies of their respective teams as well as the broader Neuberger Berman portfolio. Subject to satisfaction of certain conditions of the CCP (including conditions relating to continued employment), contingent amounts under the 2009 and 2010 CCP will vest 50% after two years and 50% after three years. The contingent amounts under the 2011 CCP will vest in 1/3 increments each year over a three-year period. Neuberger Berman determines annually which employees participate in the program based on total compensation for the applicable year.

•

Restrictive Covenants. Select senior professionals who have received equity grants have agreed to restrictive covenants which may include long-term non-compete and non-solicit restrictions depending on participation.

11.	The following information, as of March 31, 2011, is added under the section entitled “Disclosure of Securities Ownership” beginning on page 122 of the SAI:

Shares Beneficially Owned by		Dollar ($) Range of Shares Beneficially Owned by Portfolio Manager Because of Direct or Indirect Pecuniary Interest
Pzena
Caroline Cai, CFA	Multi-Manager Emerging Markets Equity Fund	$0
Allison Fisch	Multi-Manager Emerging Markets Equity Fund	$0
John P. Goetz	Multi-Manager Emerging Markets Equity Fund	$0

12.	The following information, as of March 31, 2011, is added under the section entitled “Disclosure of Securities Ownership” beginning on page 122 of the SAI:

Shares Beneficially Owned by		Dollar ($) Range of Shares Beneficially Owned by Portfolio Manager Because of Direct or Indirect Pecuniary Interest
NBFI
Ann H. Benjamin	Multi-Manager High Yield Opportunity Fund	$0
Thomas P. O’Reilly	Multi-Manager High Yield Opportunity Fund	$0
Russ Covode	Multi-Manager High Yield Opportunity Fund	$0